CenterState Banks of Florida, Inc. Investor Conference Presentation May 2009 Exhibit 99.1

CSFL
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of  risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to
CSFL’s most recent Form 10Q and Form 10K filed with the Securities
Exchange Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.
Forward Looking Statement

3 CSFL Franchise Overview

CSFL
Corporate Profile
Headquartered in Davenport, Florida (Greater Orlando/Tampa Area)
Nasdaq Symbol:  CSFL
Company formed:  June 2000
4 Subsidiary Banks; 38 branch banking offices – 10 Counties throughout Central Florida
181
1,312
902
$ 1,802
Equity:
Deposits:
Loans:
Assets:
Mar. 31, 2009 Highlights ($ millions)
1989
1992
1989
1989
Date Established
199 Hillsborough 5 Valrico State Bank
942
Polk, Marion
16 CenterState Bank of Florida
379
Pasco, Hernando, Citrus, Lake, Sumter
11 CenterState Bank, N.A.
$282
Osceola, Orange
6 CenterState Bank Central FL
Asset Size
($ millions)
Counties of Operation
No. of
Offices
Subsidiary Banks
approx. 9.5 million shares
approx. 24%
approx. 18%
$ 149.9 million
Free Float Shares:
Insider Ownership:
Institutional Ownership:
Market Cap (4/30/09):
Market Data

5 CSFL CSFL Branch Branch Footprint

CSFL
Deposits Market
Deposits
Institution ($000) Share Branches per Branch
Bank of America Corp. (NC) $10,014,244 20.59% 113 $88,622
Wells Fargo & Co. (CA) 9,927,397 20.41 115 86,325
SunTrust Banks Inc. (GA) 8,678,353 17.84 149 58,244
Colonial BancGroup Inc. (AL) 3,026,090 6.22 52 58,194
Regions Financial Corp. (AL) 2,554,984 5.25 91 28,077
CenterState Banks of Florida (FL) 2.36 37 31,080
Fifth Third Bancorp (OH) 914,879 1.88 27 33,884
BB&T Corp. (NC) 814,594 1.67 22 37,027
South Financial Group Inc. (SC) 775,904 1.60 18 43,106
Villages Bancorp Inc. (FL) 729,902 1.50 10 72,990
6
8
1
2
3
4
5
7
9
10
Rank
1,149,966
Strong Market Share
Combined Counties of Operation
Source: SNL Financial.
Deposit data as of 6/30/08.
Market share data for Citrus, Hernando, Hillsborough, Lake, Marion, Osceola, Pasco, Polk and Sumter Counties, Florida.
Pro forma for recent acquisition of Ocala National Bank and 3 branch closings in 2009.
Excludes Orange County in which CSFL has $14.2 million in deposits and 1 branch.

CSFL
Market Demographics
6 of our 10 counties rank in the top 15 fastest growing counties in Florida
Source: SNL Financial.
Population deposit weighted by county as of 6/30/08.
Southeast includes AL, AR,FL, GA, KY,LA, MS, NC, SC, TN, VA and WV.
CSFL Counties
2008 – 2013
Population Growth (%)
%
Osceola 31.5
Lake 21.9
Pasco 21.3
Hernando 19.7
Marion 18.0
Polk 14.8
Citrus 13.7
Hillsborough 12.8
Orange 14.2
Sumter 34.5
10.0 Peer Group
% 19.7 CenterState Banks of Florida, Inc..
6.3 United States
8.5 Southeast
% 11.6 Florida
2008 – 2013 Projected Population Growth (%)
Peer Group includes the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.

CSFL
Business Strategy
Maintain local decision making
Emphasize relationship banking
Develop a network of profitable banks in high-growth
markets in Central Florida
Disciplined approach to loan and deposit growth
Leverage our investment in our branch network

CSFL
Correspondent Banking Department
Management lift out (16 employees)
Physical operations – Birmingham, Alabama
Three primary business lines
1.
Bond Sales
2.
Correspondent bank checking accounts; deposits (fed funds purchased)
3.
Safekeeping, bond accounting, and asset/liability consulting services
Customer base – small to medium size financial institutions
primarily located in Florida, Alabama, and Georgia.

10 CSFL Loan Portfolio & Credit Quality

CSFL
240
424
93
91
54
0
250
500
750
1,000
2004 2005 2006 2007 2008 3/31/09
Loan Portfolio
84% of our portfolio is secured by real estate
Construction, A&D, and Land loans represent 10% of total portfolio
Largest ten relationships represent about 6% of our portfolio
About 3% of our portfolio is unsecured
($ Millions)
902
441
517
658
841
892
Consumer & Other
Commercial
Construction, A&D, & Land
Commercial Real Estate
Residential Real Estate

CSFL
Loan Portfolio
All other land 29%
A&D, developed lots 34%
Commercial construction 22%
Single family home construction 14%
Construction, A&D, and Land
Second mortgages 3%
Lines of credit 22%
First mortgages 75%
Residential Real Estate
Non-owner occupied 49%
Owner occupied 51%
Commercial Real Estate
($ Millions)
424
93
91
54
240
0
250
500
750
1,000
3/31/2009

CSFL
As of March 31, 2009
$22,123,000
2.45% of Total Loans
32%
11%
16%
40%
Residential real estate
$3,437K (25 loans)
Commercial real estate
$8,955K (18 loans)
Construction, A&D, and Land
$7,172K (16 loans)
Commercial
$2,334K (12 loans)
Consumer and other
$225K (10 loans)
Non-Performing Loans

CSFL
40%
37%
19%
4%
As of March 31, 2009
Single family homes (24)
$2,205K
Commercial  RE property (11)
$4,430K
Mobile homes w/ land (7)
$492K
$11,903,000
Building lots, unimproved land, & other
$4,776K
Repossessed Real Estate

CSFL
Source:  SNL Financial
Data for 3/31/09 or MRQ available.
Peer Group consists of the followings banks: BKUNA, BBX, CCBG, SBCF, GFLB, TIBB, BOFL, FLRB, BCBF,  SAMB, and CBKS.
7.02%
1.91%
5.06%
0.00%
3.00%
6.00%
9.00%
March 31, 2009
Peer Group
Mean
CSFL Peer Group
Median
As a % of Total Assets
Non-Performing Assets

CSFL
Credit Quality
0.07
0.05
0.08
0.12
0.47
0.18
0.00
0.10
0.20
0.30
0.40
0.50
2004 2005 2006 2007 2008 Q1 '09
Net Charge-Offs / Avg Loans
1.29
1.26
1.12
1.29
1.49 1.49
1.00
1.25
1.50
1.75
Allowance for Loan Losses / Loans
12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 3/31/09

CSFL
CRE Concentrations
Category A
100%
65%
0%
50%
100%
150%
Regulatory
Guidelines
CSFL
300%
164%
0%
100%
200%
300%
400%
Regulatory
Guidelines
CSFL
Category B
Category A includes acquisition and development loans, commercial construction loans, residential construction spec loans, and vacant land loans.
1.
Category B includes all loans included in category A plus commercial real estate loans non owner occupied and commercial loans not secured by real estate or unsecured to real estate developers or REITs.
2.
1 2

18 CSFL Financial Performance

19 CSFL Earnings Performance 4.37 6.33 8.46 7.80 3.42 0.77 0.00 2.00 4.00 6.00 8.00 10.00 2004 2005 2006 2007 2008 1Q'09 Net Income – 5 Years $0.03 $0.26 $0.63 $0.75 $0.66 $0.57 EPS ($ Millions)

CSFL
Earnings Performance (continued)
470
998
$772
$81
$761
$1,111
0
500
1,000
1,500
2,000
Q1'08 Q2'08 Q3'08 Q4'08 1Q'09
Net Income - 5 Quarters
$0.03 ($0.01) $0.06 $0.12 $0.09 EPS
($ Thousands)
$1,468

CSFL
New Segment –
Correspondent Banking Division
40 --- Other income
2,557 1,412 Bond sales commission
(1,722) (842) Compensation expense
$1,243 $331 NET INCOME
$0.10 $0.03 EPS effect
(382) (165) Other expenses
(428) (117) Income tax provision
$1,178
1Q’09
Net Interest Income
Effect on Net Income
$43
4Q’08
(4Q 2008 forward, $ Thousands)

CSFL
998
470
($471)
($250)
$761
$1,111
($1,000)
($500)
$0
$500
$1,000
$1,500
$2,000
Q1'08 Q2'08 Q3'08 Q4'08 1Q'09
Earnings Performance
Net Income - 5 Quarters
($0.07) ($0.03) $0.06 $0.12 $0.09 EPS
($ Thousands)
Excludes:
Correspondent
Banking Division
(4Q’08 & 1Q’09)
$1,468

CSFL
Proforma Net Income:
Core Bank – Components
$0.08 $0.14 $0.17 $0.12 $0.12 EPS
$1,436
($0.07)
($471)
(162)
(633)
(861)
(10,736)
----
2,353
(1,703)
$1,348,128
3.15%
$10,314
Q1 ’09
(9,904) (9,263) (9,421) (9,335) Non interest expense
3.65% 3.88% 3.75% 3.61%
Net Interest Margin¹
$1,111,191 $1,079,124 $1,092,428 $1,109,136
Avg. Interest Earnings Assets¹
(354) (245) (714) (493) Income tax expense
(604) 1,006 2,182 1,604 Income (loss) before income tax
$1,874 $2,095 $1,490 $1,530 Net Income
($0.03) $0.06 $0.12 $0.09 EPS
($250) $761 $1,468 $1,111 NET INCOME (LOSS)
(445) (350) (139) (72) Foreclosure related expenses
---- ---- 1,483 ---- Non recurring items
2,360 2,007 1,744 1,801 Non interest income
(2,637) (1,764) (1,515) (604) Provision for loan losses
$10,022 $10,376 $10,030 $9,814
Net Interest Income
Q4 ’08 Q3 ‘08 Q2 ‘08 Q1 ’08
Quarter to Date
($ in thousands, except per share data)
1
Excludes Correspondent Banking.
2
Excludes, non recurring items, Correspondent Banking, and credit related costs.
2
1
1

24 CSFL US Treasuries US Agencies Municipals Mortgage Backed Securities Dollar Value: $617,790,000 Duration: 3.6 yrs Yield (TE): 4.42% Investment Mix 6% 5% 89% < 1% Total Portfolio

25 CSFL Deposits

CSFL
210
160
262
680
0
300
600
900
1,200
1,500
2004 2005 2006 2007 2008 3/31/09
660
717
893
973
994
1,312
Deposit Composition
Approximately 16% of our deposits are non-interest bearing checking accounts
Approximately 52% of our deposits are time deposits
Top ten relationships are approximately 13% of total deposits
Approximately 68,500 total accounts – $19,000 average balance per account
CDS
Money Market & Savings Accts.
Demand – interest bearing
Non – interest bearing deposits
($ Millions)

CSFL
Deposits –
March 31, 2008 vs. 2009
$ Dollars
$1,005
$1,312
$750
$1,000
$1,250
$1,500
($ Millions)
$306.6 million or 30.5%
3/31/08 3/31/09
54,203
68,680
40,000
50,000
60,000
70,000
80,000
No. of Accounts
14,477 accts or 26.7%
3/31/08 3/31/09
vs.

CSFL
Ocala Acquisition
10,852
5,344
1,637
2,637
1,234
# of accounts
134,849
CDs
15,657
Money Market & Savings
Total
Checking – interest bearing
Demand – non interest bearing
As of March 31, 2009
$170,955
11,787
8,662
$ ’000s

CSFL
Deposits –
March 31, 2008 vs. 2009
$ Dollars
$1,005
$1,141
$900
$1,000
$1,100
$1,200
($ Millions)
$135.6 million or 13.5%
3/31/08 3/31/09
54,203
57,828
50,000
55,000
60,000
No. of Accounts
3,625 accts or 6.7%
3/31/08 3/31/09
vs.
Excluding Ocala

CSFL
Deposits
Excluding Ocala
$595.9
47,243
$544.8
10,585
3/31/09
$109.7 / 22.6%
5,599 / 13.4%
$25.9 / 5.0%
(1,974) /
(15.7%)
Increase
(Decrease)
6
Non-CDs
$
# of accounts
CDs
$
# of accounts
($ millions)
$486.2
41,644
$518.9
12,559
3/31/08

31 CSFL Checking Accounts Excluding Ocala $349.7 36,541 3/31/09 $28.8 / 9.0% 5,320 / 17.0% Increase (Decrease) 6 $ # of accounts ($ millions) $320.9 31,221 3/31/08

CSFL
Liquidity
Loans / Deposits (%)
Source:  SNL Financial
Data for 3/31/09 or MRQ available.
67
72
74
87
90
69
108
109
111
113
107
102
50
70
90
110
130
2004 2005 2006 2007 2008 3/31/09
CSFL Peers
Peer Group includes the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.

33 CSFL Capital

CSFL
Tier 1 Capital to Average Assets
9.50%
5.00%
0.00%
3.00%
6.00%
9.00%
12.00%
At 3/31/09
CSFL
Well
Capitalized
Our Tier 1 capital is more than the amount needed to be considered “well capitalized” by federal banking regulatory guidelines.
$72 million excess Tier 1 Capital
Our capital position compares favorably to our peer group.
Peer Comparison
(at 3/31/09)
9.50%
7.65%
7.88%
6.00%
7.00%
8.00%
9.00%
10.00%
Peer Group Peer Group
Mean Median
CSFL
Source:  SNL Financial
Data for 3/31/09 or MRQ available.
Peer Group consists of the following banks: BOFL, BBX, BKUNA, BCBF, CCBG, CBKS, FDTR, FLRB, GFLB, SBCF, SAMB, and TIBB.

CSFL
Troubled Asset Relief Program (TARP)
$27.8 million
Attractively priced capital
Did not need the capital
Could use it to support growth of our deposits
and loans either organically or through
acquisition
In these uncertain times – we felt it prudent to
accumulate excess capital

36 CSFL 8.4% 9.5% Tier 1 capital to average assets 11.7% 13.0% Proforma - w/o TARP 14.0% Tier 1 capital to risk weighted assets 15.3% Total capital to risk weighted assets 3/31/09 Regulatory Capital

37 CSFL In Summary

CSFL
52 Week Stock Price Performance
Source:  SNL Financial
SNL Bank : Includes all Major Exchange (NYSE, NYSE-Alt, NASDAQ) Banks in SNL's coverage universe.
SNL Southeast Bank : Includes all Major Exchange (NYSE, NYSE-Alt, NASDAQ) Banks in SNL's coverage universe headquartered in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV.
CSFL (-14.48%)
SNL Bank (-54.99%)
SNL Southeast Bank (-72.13%)

39 CSFL In Summary… De-Centralized Credit Quality Correspondent Banking Earnings Vision

CenterState Banks of Florida, Inc. Investor Conference Presentation May 2009